UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2006

Alon USA Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32567	74-2966572
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7616 LBJ Freeway, Suite 300, Dallas, Texas		75251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 367-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Paramount Credit Facility.

On December 21, 2006, Paramount Petroleum Corporation ("Paramount"), a Delaware corporation and wholly-owned subsidiary of Alon USA Energy, Inc., entered into a Sixth Amendment to Amended and Restated Revolving Credit Agreement (the "Sixth Amendment"), by and among Paramount, Bank of America, NA, as administrative agent and bank, Banc of America Securities LLC, as sole lead arranger and book manager, and the lenders party thereto.

The Sixth Amendment extends the maturity date of the Paramount credit facility from January 15, 2007 to March 1, 2007.

A copy of the Sixth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Sixth Amendment contained herein is qualified in its entirety by reference to the full text thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.

December 22, 2006	By:	Harlin R. Dean

Name: Harlin R. Dean
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Sixth Amendment to Amended and Restated Credit Agreement, dated December 21, 2006, by and among Paramount Petroleum Corporation, Bank of America, N.A. and the lenders party thereto.